Exhibit 10.1

FORM OF SECURITIES PURCHASE AGREEMENT

AMERICAN ORIENTAL BIOENGINEERING, INC.

(a Nevada corporation)

5.00% Convertible Senior Notes due 2015

SECURITIES PURCHASE AGREEMENT

Dated: July 9, 2008

American Oriental Bioengineering, Inc.

(a Nevada corporation)

$115,000,000

5.00% Convertible Senior Notes due 2015

SECURITIES PURCHASE AGREEMENT

July 9, 2008

Ladies and Gentlemen:

American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”), and the several purchasers named on the signature pages hereto (each a “Purchaser” and together the “Purchasers”) agree that each Purchaser will purchase from the Company and the Company will issue and sell to such Purchaser, subject to the terms and conditions set forth herein, the aggregate principal amount of the Company’s 5.00% Convertible Senior Notes due 2015 (the “Securities”) set forth on such Purchaser’s signature page attached hereto. The Securities are to be issued pursuant to an indenture to be dated as of July 15, 2008 (the “Indenture”) between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”). The Securities will be delivered through the book-entry facilities of The Depository Trust Company (“DTC”), to an account specified by each Purchaser on its signature page and will be released by Wells Fargo Bank, N.A. (the “Escrow Agent”) to such Purchaser at the Closing (as defined in Section 2(b)).

The Securities are convertible prior to maturity into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) in accordance with the terms of the Securities and the Indenture.

The Securities are being offered to qualified institutional buyers (“QIBs”) within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to a private placement exemption from registration under the 1933 Act. On or prior to the Closing Time (as defined in Section 2(b)), the Company will enter into a registration rights agreement with the Purchasers (the “Registration Rights Agreement”), pursuant to which, subject to the conditions set forth therein, the Company will be required to file and use its commercially reasonable efforts to have declared effective a registration statement (the “Registration Statement”) under the 1933 Act to register resales of the Securities and the shares of Common Stock issuable upon conversion thereof.

The Company has (a) prepared and delivered to each Purchaser copies of a preliminary private placement memorandum dated July 7, 2008 (the “Preliminary Private Placement Memorandum”) and (b) has prepared and will deliver to each Purchaser, as promptly as possible prior to the Closing Time, copies of a final private placement memorandum dated July 9, 2008 (the “Final Private Placement Memorandum”). “Private Placement Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent private placement memorandum (whether the Preliminary Private Placement Memorandum or the Final Private Placement Memorandum, or any amendment or supplement to either such document), including exhibits thereto, if any, and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Purchasers.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Private Placement Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Private Placement Memorandum; and all references in this Agreement to amendments or supplements to the Private Placement Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) which is incorporated by reference in the Private Placement Memorandum.

The preliminary private placement memorandum dated July 7, 2008, as amended and supplemented, including any documents filed under the 1934 Act prior to the date hereof and incorporated by reference therein, is referred to herein as the “Preliminary Private Placement Memorandum.”

SECTION 1. Representations and Warranties by the Company.

(a) Representations and Warranties. The Company represents and warrants to each Purchaser as of the date hereof and as of Closing Time referred to in Section 2(b) hereof, and agrees with each Purchaser, as follows:

(1) Preliminary Private Placement Memorandum and Final Private Placement Memorandum. Neither the Preliminary Private Placement Memorandum, as of the date of this agreement (exclusive of any pricing terms and related information), nor the Final Private Placement Memorandum, as of its date and as of the Closing Time, includes or will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(2) Incorporated Documents. The Private Placement Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated by reference in the Private Placement Memorandum at the time they were filed with the Commission complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(3) Independent Accountants. The accountants who expressed their opinion with respect to the financial statements and supporting schedules included in the Private Placement Memorandum are a registered public accounting firm and independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the rules and regulations thereunder (the “1933 Act Regulations”).

(4) Financial Statements. The financial statements, together with the related schedules and notes, included in the Private Placement Memorandum, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its subsidiaries for the periods specified, except as noted in the notes thereto; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The selected financial data included in the Private Placement Memorandum present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Private Placement Memorandum.

(5) No Material Adverse Change in Business. Except as disclosed in the Private Placement Memorandum, since the respective dates as of which information is given in the Private Placement Memorandum, (i) there has been no material adverse change in the condition, financial or otherwise, management, properties, business operations or in the earnings, business affairs or business prospects (with respect to business prospects as disclosed in the Private Placement Memorandum) of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”) (ii) there have been no material changes in short-term or long- term debt or any transactions entered into by the Company or its subsidiaries, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(6) Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Private Placement Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Private Placement Memorandum, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of any preemptive or similar rights of any securityholder of such subsidiary.

(7) Capitalization and Other Capital Stock Matters. The total shareholders’ equity of the Company is as set forth in the Private Placement Memorandum in the column entitled “Actual” under the caption “Capitalization” as of the respective dates set forth therein, and the actual, authorized, issued and outstanding number of shares of capital stock of the Company is as set forth in the section entitled “Description of Capital Stock” in the Private Placement Memorandum as of the date set forth therein, and there have been no changes to such amounts (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Private Placement Memorandum or pursuant to the exercise of convertible securities or options referred to in the Private Placement Memorandum). The capital stock conforms in all material respects to the description thereof set forth in the Private Placement Memorandum. All of the outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion in accordance with the terms of the Securities, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or its subsidiaries other than those described in the Private Placement Memorandum (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Private Placement Memorandum or pursuant to the exercise of convertible securities or options referred to in the Private Placement Memorandum). The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Private Placement Memorandum, accurately and fairly describes such plans, arrangements, options and rights in all material respects.

(8) Stock Exchange Listing. The Common Stock is registered pursuant to Section 12(b) of the 1934 Act and is listed on The New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NYSE for maintenance of inclusion of the Common Stock thereon.

(9) Corporate Power. The Company has corporate right, power and authority to execute and deliver this Agreement, the Securities, the Indenture, the Escrow Agreement and the Registration Rights Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(10) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(11) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(12) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, at the Closing Time, will be duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and, as to rights of indemnification, by principles of public policy.

(13) Authorization of the Securities. The Securities have been duly authorized and, at Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(14) Description of Transaction Documents. The description of the Transaction Documents and the rights, preferences and privileges of the capital stock of the Company, including the Securities and the shares of Common Stock issuable upon conversion of the Securities, contained in the Final Private Placement Memorandum, are accurate in all material respects.

(15) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or by-laws or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Transaction Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Private Placement Memorandum and the consummation of the transactions contemplated herein and in the Private Placement Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Private Placement Memorandum under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(16) Absence of Proceedings. Except as otherwise disclosed in the Private Placement Memorandum, there is no action, suit or proceeding before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiaries which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder.

(17) Absence of Manipulation. Neither the Company nor to its knowledge any affiliate, as such term is defined in Rule 501(b) under the 1933 Act (“Affiliate”), of the Company has taken, nor will take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(18) Possession of Intellectual Property. Except as otherwise disclosed in the Private Placement Memorandum, the Company and each of its subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property (as defined below) necessary for the conduct of the Company’s and it subsidiaries’ business as now conducted or as described in the Private Placement Memorandum to be conducted, except as such failure to own, possess, or acquire such rights would not result in a Material Adverse Effect. Furthermore, (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result in a Material Adverse Effect; (ii) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) the Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company or any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (v) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as such violation would not result in a Material Adverse Effect. “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property. Notwithstanding anything to the contrary contained on product labels or advertisements for the Company’s soybean peptide based products, the Company possesses all Intellectual Property necessary for the manufacturing and marketing of such products.

(19) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by the Transaction Documents or for the due execution, delivery or performance of the Transaction Documents by the Company, except (i) such as have been already obtained or will be made on or prior to the Closing Time, (ii) as may be required under the securities or blue sky laws of the various states in which the Securities will be offered or sold and the 1933 Act and 1933 Act Regulations with respect to the registration of the resale of the Securities under the 1933 Act pursuant to the Registration Rights Agreement and the Trust Indenture Act of 1939, and (iii) the listing requirements of the NYSE, except those which, singly or in the aggregate, if not made would not result in a Material Adverse Effect or would have a material effect on the consummation of the transactions contemplated by the Transaction Documents.

(20) Possession of Licenses and Permits. The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, approvals, licenses, permits, easements, consents, certificates and orders (collectively, “Government Licenses”) of any applicable national, provincial, governmental or local or foreign self regulatory agency or body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such Government License or has reason to believe that any such Government License will not be renewed in the ordinary course; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable national, provincial, federal, state, local and foreign laws, regulations, orders and decrees. The Company has no reason to believe that any National Final Production Standard (as defined below) for its products, where application for such standard is currently pending, will not be granted or obtained, free from any condition or requirement. “National Final Production Standard”

means the final state production standard for a medicine required under the Administrative Measures of Medicine Registration dated February 28, 2005 issued by the State Food and Drugs Administration of China (the “SFDA”).

(21) SAFE Rules and Regulations. The Company has taken all steps to comply with, and to cause all of the Company’s stockholders who beneficially own 5% or more of the Company’s outstanding Common Stock and who are known to the Company to be Chinese residents or Chinese citizens, to comply with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including, without limitation, taking reasonable steps to require each such stockholder that is, or is directly or indirectly owned or controlled by, a Chinese resident or Chinese citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(22) Preclinical Tests and Clinical Trials. The preclinical tests and clinical trials that are described in, or the results of which are referred to in, the Private Placement Memorandum were or, if still ongoing, are being conducted in all material respects in accordance with protocols filed with the appropriate regulatory authorities for each such test or trial, as the case may be, and with standard medical and scientific research procedures; each description of the results of such tests and trials contained in the Private Placement Memorandum is accurate and complete in all material respects and fairly presents the data derived from such tests and trials, and the Company and its subsidiaries have no knowledge of any other studies or tests authorized or conducted by the Company or its subsidiaries the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Private Placement Memorandum; neither the Company nor its subsidiaries has received any notices or other correspondence from the SFDA or from any other Chinese, United States or other government or drug or medical device regulatory agency (collectively, the “Regulatory Agencies”) requiring the termination, suspension or modification of any clinical trials that are described or referred to in the Private Placement Memorandum; and the Company and its subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(23) Product Mislabeling. Except as described in the Private Placement Memorandum, the Company does not have any product labeling or advertising that contains any incorrect or misleading statements, including without limitation any incorrect or misleading statements regarding the product’s attributes, active or other ingredients, method of action, regulatory status or the Intellectual Property associated with such product. The Private Placement Memorandum contains a full and complete list of existing product mislabeling, the consequences of which have been, and are expected to remain, immaterial.

(24) Title to Property. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(a)(4) above (or elsewhere in the Private Placement Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except (i) for liens for taxes not yet due or payable, (ii) as otherwise disclosed in the Private Placement Memorandum or (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(25) Environmental Laws. Except as described in the Private Placement Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect,

(i) neither the Company nor its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, or proceedings relating to any Environmental Law pending or, to the Company’s knowledge, threatened against the Company or its subsidiaries and (iv) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or its subsidiaries relating to Hazardous Materials or Environmental Laws.

(26) Occupational Laws. The Company and each of its subsidiaries (i) is in compliance, in all material respects, with any and all applicable national, provincial, foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities and local or foreign regulatory agencies or bodies (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (ii) has received all material permits, licenses, approvals, consents and other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (iii) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(27) Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, which would result in a Material Adverse Effect.

(28) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (as defined in Rules 13a-15 and l5d-15 under the 1934 Act Regulations) (whether or not remediated), and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, and (c) no fraud involving management or other employees who have a significant role in internal controls that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls. The Company and each of its subsidiaries employ disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure. The Company has used such disclosure controls and procedures in preparing and evaluating the disclosures in the Private Placement Memorandum.

(29) Compliance with the Sarbanes-Oxley Act. The Company and its officers and directors are in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) that, with respect to the Company, are effective as of the date hereof.

(30) Payment of Taxes. The Company and its consolidated subsidiaries (as determined for financial accounting purposes) have filed all necessary federal, state, national, provincial, local and foreign income and franchise tax returns required to be filed and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except such taxes that are being contested in good faith and as to which adequate reserves have been provided as set forth in the following sentence and except where the failure to file or failure to pay would not, individually or in the aggregate, have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(a)(4) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined. There is no pending dispute with any taxing authority relating to any of such tax returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in China by or on behalf of the Company or the Purchasers to any Chinese taxing authority in connection with (i) the issuance, sale and delivery of the Securities by the Company (ii) the issuance and delivery by the Company of the shares of Common Stock issuable upon conversion of the Securities or (iii) the execution and delivery of this Agreement.

(31) Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally deemed adequate and customary for the businesses in which they are currently engaged and the value of their properties and as is customary for companies in China engaged in similar businesses and in similar industries and all such insurance is in full force and effect, except in each case as would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for. The Company has no reason to believe that it or its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(32) Investment Company Act. The Company is not required, and after giving effect to the issuance and sale of the offered Securities and the application of the net proceeds therefrom as described in the Private Placement Memorandum under “Use of Proceeds,” will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(33) Passive Foreign Investment Company. The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended and the regulations and published interpretations thereunder (the “Code”), for the taxable year ending December 31, 2008, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

(34) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered by the Company under the 1933 Act, other than with respect to the registration of the resale of the Securities under the 1933 Act pursuant to the Registration Rights Agreement.

(35) Similar Offerings. Neither the Company nor to its knowledge any of its Affiliates has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

(36) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

(37) No General Solicitation. Subject to compliance by Merrill Lynch, Pierce, Fenner & Smith Incorporated, CRT Capital Group LLC, Oppenheimer & Co. Inc. and Collins Stewart LLC (the “Placement Agents”) with their representations and warranties in the Private Placement Agency Agreement dated July 8, 2008 (“Placement Agency Agreement”), none of the Company, to its knowledge, its Affiliates or any person acting on its or any of their behalf has engaged or will engage, in connection with the offering of the offered Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

(38) No Registration Required. Subject to compliance by the Purchasers with the representations and warranties of the Purchasers and the procedures set forth in Section 6 hereof and the Placement Agents with their representations and warranties in the Placement Agency Agreement, it is not necessary in connection with the offer, sale and delivery of the offered Securities to the Purchasers in the manner contemplated by this Agreement and the Private Placement Memorandum to register the Securities under the 1933 Act or, until the Registration Statement is declared effective by the Commission, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

(39) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established, administered, contributed to or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) for employees or former employees of the Company and its affiliates are in compliance in all material respects with ERISA, the Internal Revenue Code of 1986, as amended (the “Code”) and any other applicable statutes, orders, rules and regulations to the extent applicable to the “employee benefit plans” of the Company. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, to the extent applicable to the Company, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency,” as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions. “ERISA Affiliate” means, with respect to the Company or its subsidiaries, any member of any group of organizations described in Section 414 of the Code, of which the Company or its subsidiaries is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” subject to Title IV of ERISA established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(40) Regulatory Matters. Except as described in the Private Placement Memorandum, the Company and each of its subsidiaries: (i) is and at all times has been in material compliance with all statutes, rules or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or such subsidiary (“Applicable Laws”); (ii) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the SFDA or any other Regulatory Agency alleging or asserting noncompliance with any Applicable Laws or any Governmental Licenses; (iii) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Regulatory Agency or third party alleging that any product operation or activity is in violation of any Applicable Laws or Government Licenses and has no knowledge that any such Regulatory Agency or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) has not received notice that any Regulatory Agency has taken, is taking or intends to take action to materially limit, suspend, materially modify or revoke any Government Licenses and has no knowledge that any such Regulatory Agency is considering such action; and (v) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Government Licenses and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). The statements in the Private Placement Memorandum, or incorporated by reference into the Private Placement Memorandum from the Company’s Form 10-K for the period ended December 31, 2007, under the captions “Risk Factors—There could be changes in government regulations toward the pharmaceutical and nutraceutical industries that may adversely affect our business,” “Risk Factors—Our business may be affected by unexpected changes in regulatory requirements in the jurisdictions in which we operate,” “Risk Factors—Our international operations require us to comply with a number of U.S. and international regulations,” “Risk Factors—We may be unable to secure the government licenses that are necessary for us to engage in the sale of analgesic pharmaceuticals,” “Risk Factors—Some of our TCM products and technologies potentially could be restricted from foreign ownership” and “Business—Regulation of Our Industry” (collectively, the “Regulatory Sections”) fairly present in all material respects any Applicable Laws, and all pending or to the Company’s knowledge threatened legal or governmental proceedings relating to such Applicable Laws that are material to the Company’s business in light of the applicable disclosure requirements under the 1934 Act.

(41) Public Officials. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “Foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(42) Money Laundering Laws. The operations of the Company and its subsidiaries have complied in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(43) U.S. Sanctions. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(44) Enforceability. The Transaction Documents are in proper form under the laws of China for the enforcement thereof against the Company in accordance with the laws of China and to ensure the legality, validity, enforceability or admissibility into evidence in China of the Transaction Documents; it is not necessary that the Transaction Documents, the Private Placement Memorandum or any other document be filed or recorded with any court or other authority in China or that any Chinese stamp duty or similar tax be paid on or in respect of the Transaction Documents or any other document to be furnished thereunder.

(45) Choice of Law. The choice of the law of the State of New York as the governing law of the Transaction Documents is a valid choice of law under the laws of China and will be honored by courts in China, subject to compliance with relevant civil procedural requirements (which do not involve a reexamination of the merits of the claim) in China.

(46) Immunity. Neither the Company or any subsidiary nor any of their respective properties, assets or revenues has any right of immunity under Chinese, New York or U.S. federal law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Chinese, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Transaction Documents or the offered Securities; and, to the extent that the Company, or any subsidiary or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the subsidiaries waives or will waive such right to the extent permitted by law.

(47) Enforceability of Judgments. Any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under New York law in respect of any suit, action or proceeding against the Company based upon the Transaction Documents would be recognized and enforced against the Company by Chinese courts without reexamining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of China, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (iv) an action between the same parties in the same matter is not pending in any Chinese court at the time the lawsuit is instituted in the foreign court.

(48) Solvency. As of the date hereof and immediately prior to, and immediately following, the issuance of the Securities, and immediately after the application of the proceeds from the offering and sale of the Securities, the Company and each of its subsidiaries is, and will be, Solvent (as defined below); neither the Company nor any of its subsidiaries is contemplating either the filing of a petition by it under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and neither the Company nor any of its subsidiaries has knowledge of any person contemplating the filing of any such petition against the Company or any of its subsidiaries. As used herein, “Solvent” means, for any person on a particular date, that, on such date, (i) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (ii) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (iii) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person’s ability to pay as such debts and liabilities mature, (iv) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person’s property would constitute unreasonably small capital and (v) such person is able to pay its debts as they become due and payable.

(49) Registration. The Company satisfies (A) all conditions for the use of a registration statement on Form S-3 under the 1933 Act, including without limitation, (i) the registrant requirements of General Instruction I.A of Form S-3 under the 1933 Act and the transaction requirements of General Instructions I.B.1 of Form S-3 under the 1933 Act and (ii) to register the Securities, and the Common Stock issuable upon conversion of the Securities, for resale in the manner contemplated by the Transaction Documents; and (B) the conditions set forth in Rules 415(a)(1)(i) and 430B(b) under the 1933 Act.

(50) Rule 144 Eligibility. The Company is subject to the reporting requirements of the Exchange Act, has filed all required reports under Section 13 of the Exchange Act during the last 12 months and has filed current “Form 10 Information” (as that phrase is defined in Rule 144(i)(3) of the 1933 Act) with the SEC reflecting its status as an entity that is no longer subject to Rule 144(i)(1)(i) of the 1933 Act, and accordingly restricted securities of the Company are currently eligible to be sold in accordance with Rule 144 of the 1933 Act.

(51) No Material Non-Public Information. The Company confirms that neither it nor its officers or directors or to its knowledge any person acting on its behalf has provided any Purchaser or its respective agents or counsel (other than any Purchaser that has executed a confidentiality agreement with respect to such information) with any information that the Company believes constitutes material, non-public information, except insofar as the existence and terms of the transactions contemplated herein may constitute such information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

(b) Officer’s Certificates. Any certificate signed by any officer of the Company or its subsidiaries delivered to Latham & Watkins LLP (the “Designated Investor’s Counsel”) shall be deemed a representation and warranty by the Company to each Purchaser as to the matters covered thereby.

SECTION 2. Sale and Delivery to the Purchasers; Closing.

(a) Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Purchaser, severally and not jointly, and each Purchaser, severally and not jointly, agrees to purchase from the Company, up to the aggregate principal amount of Securities set forth on such Purchaser’s signature page hereto, at a price of 100% of the principal amount thereof. Each Purchaser acknowledges that, in accordance with the provisions of this Section 2, the Company may sell to the Purchaser, and the Purchaser will purchase, less than all of the aggregate principal amount of Securities set forth on such Purchaser’s signature page hereto.

(b) Payment. The completion of the purchase and sale of the Securities (the “Closing”) shall occur at the offices of the Company’s counsel, Loeb & Loeb LLP, on July 15, 2008, (the “Scheduled Closing Date”) at 10:00 a.m. (Eastern time), unless the Closing is delayed by the Company pursuant to the following paragraph (the time at which the Closing occurs being the “Closing Time”). At the Closing, (1) the Company shall cause the Escrow Agent to deliver to the Purchasers the Securities registered in the name of the applicable Purchasers, and (2) the aggregate purchase price for the Securities shall be delivered by the Escrow Agent on behalf of the Purchasers to the Company.

The Closing shall occur at the Scheduled Closing Date (1) if the aggregate amount of funds deposited by the Purchasers with the Escrow Agent is at least $115.0 million on such date and (2) the conditions set forth in Section 5 are satisfied. If the aggregate amount of funds deposited by the Purchasers with the Escrow Agent is less than $115.0 million on the Scheduled Closing Date, the Company may delay the Closing until a date that is no later than July 21, 2008 (the “Delayed Closing Date”), at which time the Closing shall occur if, at such time, at least $115.0 million in aggregate amount of funds shall have been deposited by the Purchasers with the Escrow Agent. If the Closing is delayed pursuant to the preceding sentence and the aggregate amount of funds deposited by the Purchasers with the Escrow Agent remains less than $115.0 million on the Delayed Closing Date, the Company may terminate this Agreement on the Delayed Closing Date without liability on the part of the non-defaulting Purchasers or on the part of the Company, except for the Company’s obligation to pay Purchaser’s fees and expenses in accordance with Section 4 hereof. Nothing contained herein shall relieve a defaulting Purchaser of any liability it may have to the Company or any non-defaulting Purchaser for damages caused by its default. The aggregate principal amount of Securities that may be sold pursuant to this Agreement is $115.0 million.

If, (1) on the Scheduled Closing Date or (2) on the Delayed Closing Date, any Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase, the Company and the non-defaulting Purchasers may in their discretion arrange for the purchase of such Securities by any Purchaser on the terms contained in this Agreement, which purchase shall occur (i) if the Closing occurs on the Scheduled Closing Date, on the Scheduled Closing Date or at any time thereafter until the Delayed Closing Date or (ii) if the Closing occurs on the Delayed Closing Date, on the Delayed Closing Date, or (iii) with respect to defaults that occur on the Delayed Closing Date, as soon as practicable after the Delayed Closing Date.

If the Company accepts the Purchaser’s offer to buy Securities in whole or in part, the Company or its representatives shall notify each Purchaser at the telephone number provided on such Purchaser’s signature page thereto of the precise amount of Securities that the Company shall sell to such Purchaser and such Purchaser shall buy. Payment by a Purchaser for the Securities shall be made by wire transfer of immediately available funds to the Escrow Agent in accordance with instructions below. Upon receipt by the Escrow Agent of a joint notice as required under the terms of the Escrow Agreement (as hereinafter defined) that the conditions to the Closing are satisfied, it shall deliver each Purchaser’s payment to the Company and the corresponding Securities to the DTC account specified in the Purchaser signature pages hereto. If such conditions to the Closing are not satisfied as of the Delayed Closing Date, this Agreement shall terminate and, the Escrow Agent shall return each Purchaser’s funds to the applicable Purchaser promptly, but in any event not later than the business day following the Delayed Closing Date.

Subject to the provisions of the second and third preceding paragraphs, the Company’s obligation to issue and sell the Securities to the Purchasers shall be subject only to the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchasers’ respective obligations to purchase the accepted Securities shall be subject to the conditions set forth in Section 5 hereof.

Promptly after the Company notifies each Purchaser of the Securities that the Company shall sell to such Purchaser, but in any event no later than one business day prior to the Scheduled Closing Date, such Purchaser shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by such Purchaser to the following account designated by the Company pursuant to the terms of the Escrow Agreement (the “Escrow Agreement”) a copy of which is attached hereto as Exhibit C relating to the offering of the Securities and entered into by and among the Company and the Escrow Agent:

Bank Name: Wells Fargo Bank, N.A.
Bank ABA: 121000248
BNF Acct.: Corporate Trust Clearing Account
BNF A/C: 0001038377
Ref Acct. Name: AOB Escrow American Oriental Bioengineering, Inc.

Attn: Angie Knoll
Tel. No.: (215) 861-9413

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Purchasers to the Company upon the satisfaction of the conditions to the obligations of the Purchasers set forth in Section 5 hereof and the Escrow Agent’s receipt of the joint notice required for release of funds as specified in this Section 2(b).

(c) Settlement. Prior to or promptly after the execution of this Agreement by the Purchasers and the Company, each Purchaser shall direct the broker-dealer at which the account or accounts to be credited with its Securities are maintained (which broker/dealer shall be a DTC participant) to set up a Deposit Withdrawal at Custodian (“DWAC”) instructing the Escrow Agent to credit such account or accounts with the Securities by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Securities, which date shall be provided to the Purchasers. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow described in Section 2(b), the Company shall direct the Escrow Agent to credit each Purchaser’s account or accounts with the Securities pursuant to the information contained in the DWAC.

SECTION 3. Covenants of the Company. The Company covenants with each Purchaser as follows:

(a) Qualification of Securities for Offer and Sale. The Company will use its reasonable best efforts, in cooperation with the Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Purchasers may designate and to maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities business in any jurisdiction in which it is not otherwise so subject in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing so.

(b) Restriction on Sale of Securities. Except as otherwise contemplated by the Private Placement Memorandum and the Transaction Documents, during a period of 90 days from the date of the Final Private Placement Memorandum (the “Lock-up Period”), the Company shall not, without the prior written consent of each Purchaser that acquires $30.0 million or more in aggregate principal amount of Securities pursuant to this

Agreement, directly or indirectly, (1) issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise transfer or dispose of, any other debt securities of the Company, or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities, (2) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock or (3) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (2) or (3) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the Company may offer, issue and sell shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, or debt securities (i) pursuant to any employee, officer or director stock or benefit plan disclosed in the Private Placement Memorandum, (ii) upon the conversion or exercise of the Securities or securities outstanding on the date hereof disclosed in the Private Placement Memorandum, (iii) issued or to be issued by the Company in connection with an acquisition, provided that (A) in the case of an acquisition of a private company, the recipient of such shares or securities shall enter into a lock-up agreement for the balance of the Lock-up Period and (B) in the case of an acquisition of a public company, such shares or securities shall not be issued until the expiration of the Lock-up Period.

(c) PORTAL Designation. The Company will use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority (“FINRA”) relating to trading in The PORTAL Market.

(d) Listing on Securities Exchange. The Company will use its reasonable best efforts to cause all shares of Common Stock issuable upon conversion of the Securities to be listed on the NYSE or listed on another “national securities exchange” registered under Section 6 of the 1934 Act on which shares of its Common Stock are then listed.

(e) Reservation of Shares of Common Stock. The Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.

(f) DTC. The Company will use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC and (ii) comply with all of its obligations set forth in the representations letter of the Company to DTC relating to approval of the securities by DTC for “book entry” transfer.

(g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Private Placement Memorandum.

(h) Equal Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or in consideration of the exchange, redemption or repurchase of any Security unless the same consideration is also offered to all of the Purchasers to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

(i) Press Release. By 9:30 a.m. (New York City time) on July 9, 2008, the Company shall issue a press release disclosing the transactions contemplated by this Agreement and any information in the Private

Placement Memorandum that is material non-public information. In addition, the Company will make such other filings and notices relating to the Transaction Agreements and the transactions contemplated thereby in the manner and time required by the SEC or the NYSE.

SECTION 4. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including (1) the preparation, printing, and delivery to the Purchasers of the Private Placement Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (2) the preparation, printing and delivery to the Purchasers of this Agreement, any agreement among the Purchasers, the Indenture, any other Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (3) the preparation, issuance and delivery of the certificates for the Securities to the Purchasers and the certificates for the Common Stock issuable upon conversion thereof, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Purchasers, the issuance and delivery of the Common Stock issuable upon conversion thereof and any charges of DTC in connection therewith, (4) the fees and disbursements of the Company’s counsel, accountants and other advisors, (5) the qualification of the Securities and the shares of Common Stock issuable upon conversion thereof under securities laws in accordance with the provisions of Section 3(a) hereof, (6) the fees and expenses of the Trustee, including the reasonable and documented fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (7) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (8) any fees payable in connection with the rating of the Securities, (9) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities, (10) any fees of FINRA in connection with the Securities, and (11) the fees and expenses of any transfer agent or registrar for the Common Stock. The fees and expenses of the Designated Investor’s Counsel shall be shared equally between the Company and Merrill Lynch & Co up to an aggregate maximum amount of $175,000.

SECTION 5. Conditions of Purchasers’ Obligations. The obligations of the Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof as of the date hereof and as of the Closing Time or in certificates of any officer of the Company or its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Opinions of Counsel for Company. At Closing Time, the Purchasers shall have received the favorable opinions, dated as of Closing Time, of (1) Loeb & Loeb LLP, counsel for the Company, to the effect set forth in Exhibit A-1 hereto, (2) Lewis & Roca LLP, special counsel for the Company, to the effect set forth in Exhibit A-2 hereto and (3) Heilongjiang Oriental Law Firm, Chinese counsel for the Company, to the effect set forth in Exhibit A-3 hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(b) Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Private Placement Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Designated Investor’s Counsel shall have received a certificate of the President of the Company and of the chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of Closing Time, and (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

(c) PORTAL and DTC. At the Closing Time, the Securities shall have been designated for trading on PORTAL and included in the book-entry settlement system of the DTC.

(d) Lock-up Letter. On or prior to the date of this Agreement, Merrill Lynch (as defined in Exhibit B attached hereto) shall have received an agreement substantially in the form of Exhibit B attached hereto signed by the persons listed in Schedule A attached hereto.

(e) Indenture, Registration Rights Agreement and Escrow Agreement. At or prior to the Closing Time, each of the Company and the Trustee shall have executed and delivered the Indenture; the Company and the Purchasers shall have executed and delivered the Registration Rights Agreement and the Company, the Escrow Agent and the Designated Purchaser Representative shall have executed and delivered the Escrow Agreement.

(f) Stop orders. No stop order suspension of trading shall have been imposed by the NYSE, the SEC or any governmental regulatory body with respect to public trading in the Common Stock.

(g) Additional Documents. On or before the Scheduled Closing Date, the Company shall have delivered to the Designated Investor’s Counsel, for the benefit of the Purchasers, such further documents, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and its subsidiaries as the Purchasers shall have reasonably requested from the Company reasonably in advance of the Scheduled Closing Date so long as such further documents, certificates, letters and schedules or instruments are reasonable and customary for the transactions contemplated by this Agreement. Delivery of any such documents, certificates, letters and schedules or instruments to the Designated Investor’s Counsel shall be deemed to constitute delivery to the applicable Purchasers for all purposes hereunder.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Designated Investor’s Counsel. The Company shall furnish to the Purchasers such conformed copies of such documents, certificates, letters, schedules and instruments in such quantities as the Purchasers shall reasonably request.

SECTION 6. Additional Covenants and Representations.

(a) Covenants of the Company. The Company covenants with each Purchaser as follows:

(1) Offers and Sales. Offers and sales of the Securities shall be made only to such persons and in such manner as is contemplated by the Private Placement Memorandum.

(2) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

(3) Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

(4) Rule 144A Information. The Company agrees that, in order to render the offered Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Securities remain outstanding, it will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities (or to any holders or prospective purchasers of the Common Stock issuable upon conversion of the Securities) the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

(5) Restriction on Resales. The Company will not, and will cause its Affiliates not to, resell any offered Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.

(b) Representations, Warranties and Covenants of the Purchasers. Each Purchaser severally, and not jointly, hereby represents and warrants to, and covenants with, the Company, that:

(1) The Purchaser is (i) a QIB, (ii) aware that the sale to it is being made in reliance on a private placement exemption from registration under the 1933 Act and (iii) acquiring the Securities for its own account or for the account of a QIB and not with a view to the distribution thereof, except as permitted under Rule 144A or other applicable securities laws.

(2) The Purchaser understands that the Securities and the Common Stock issuable upon conversion of the Securities are being offered in a transaction not involving any public offering within the meaning of the 1933 Act, that the Securities and the Common Stock issuable upon conversion of the Securities have not been and, except as described in the Private Placement Memorandum, will not be registered under the 1933 Act and agrees that (i) the Purchaser will offer, resell, pledge or otherwise transfer such Securities and Common Stock only (A) to a person whom the seller reasonably believes is a QIB and to whom notice is given that the transfer is being made reliance on Rule 144A, (B) pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder (if available), (C) pursuant to an effective registration statement under the 1933 Act or (D) to the Company or one of its subsidiaries, in each of cases (A) through (D) in accordance with any applicable securities laws of any state of the United States, and (ii) the Purchaser will, and each subsequent holder of the Securities will be required to, notify any subsequent purchaser of the Securities or the Common Stock issued upon conversion of the Securities of the resale restrictions referred to in clause (i) above and will provide the Company and the transfer agent such certificates and other information as they may reasonably require to confirm that the transfer by it complies with the foregoing restrictions, if applicable.

(3) The Purchaser understands that the Securities and the Common Stock issuable upon conversion of the Securities will, until the Securities can be sold to the public in accordance with Rule 144 under the 1933 Act, unless sold pursuant to a registration statement that has been declared effective under the 1933 Act or in compliance with Rule 144, bear a legend substantially to the following effect:

THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED,

TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO AMERICAN ORIENTAL BIOENGINEERING, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) UPON RULE 144 BECOMING AVAILABLE TO SUCH PERSON, PURSUANT TO RULE 144 OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM OR PURSUANT TO CLAUSE (E) TO ALSO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THEM, AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

(4) The Purchaser (i) is able to fend for itself in the transactions contemplated by the Private Placement Memorandum, (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities and (iii) has the ability to bear the economic risks of its prospective investment in the Securities and can afford the complete loss of such investment.

(5) The Purchaser has received a copy of the Preliminary Private Placement Memorandum and upon delivery by the Company prior to Closing of the Final Private Placement Memorandum will have received a copy of the Final Private Placement Memorandum and acknowledges that (i) it has conducted its own investigation of the Company and the terms of the Securities and, in conducting its examination, it has not relied on, and will not rely on, the Placement Agents, any statements or other information provided by the Placement Agents concerning the Company or the terms of this offering or any due diligence investigation that the Placement Agents or their affiliates, or any person acting on behalf of any of them, may conduct or may have conducted with respect to the Securities or the Company, (ii) it has had access to the Company’s public filings with the Securities and Exchange Commission and to such financial and other information as it deems necessary to make its decision to purchase the Securities, (iii) it has been offered the opportunity to ask questions of the Company and, if asked questions, received answers thereto, as it deemed necessary in connection with the decision to purchase the Securities and (iv) it is aware that there may be additional non-public information with respect to the Securities, the Company and developments relating to the Company, that the Company has agreed to make available to or discuss with the Purchaser upon execution by such Purchaser of a confidentiality agreement, and that the Purchaser has either executed such confidentiality agreement and received such information or participated in such discussions as are satisfactory to it or has elected in its sole discretion not to request such information or discussions.

(6) The Purchaser, its affiliates and any of its and their directors, officers, employees, agents, advisors and controlling persons are aware that the U.S. securities laws prohibit any person that has material non-public information about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedging transactions involving such securities) or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell securities.

(7) The Purchaser understands that the Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Securities are no longer accurate, the Purchaser shall promptly notify the Company and each Placement Agent. The Purchaser hereby consents to such reliance. If the Purchaser is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

(8) The Purchaser has not solicited offers for, or offered or sold, and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the 1933 Act or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

(9) The Purchaser acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or any Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

(10) The Purchaser further represents and warrants to, and covenants with, the Company that the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(11) The Purchaser acknowledges and agrees that that nothing in the Private Placement Memorandum, this Agreement, the Company’s public filings with the Commission or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors and made its own assessments as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

The Purchasers understand that the Company, and for purposes of the opinions to be delivered to it pursuant to Section 5 hereof, counsel to the Company will rely upon the accuracy and truth of the foregoing representations, and the Purchasers hereby consent to such reliance.

SECTION 7. Indemnity. In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, members, managers, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby, or thereby or (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7 shall be the same as those set forth in Section 4 of the Registration Rights Agreement.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of (a) any investigation made by or on behalf of any Purchaser or its Affiliates or selling agents, any person controlling any Purchaser, its officers or directors or any person controlling the Company and (b) delivery of and payment for the Securities.

SECTION 9. Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchasers shall be directed to the address of such Purchaser as set forth on the signature page hereto; and notices to the Company shall be directed to it at American Oriental Bioengineering, Inc., 330 Madison Avenue, 9th Floor, New York, New York, 10017, attention of Yangchun Li (Facsimile: (212) 786-7569), with a copy to Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, attention of Mitchell S. Nussbaum (Facsimile: (212) 504-3013).

SECTION 11. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Purchasers, or any of them, with respect to the subject matter hereof.

SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Purchasers and the Company and their respective successors and the controlling persons and officers and directors and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation, except that the Placement Agents may rely on the representations, warranties and covenants of the Company and the Purchasers set forth in Section 6 hereof. No purchaser of Securities from any Purchaser shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Company hereby submits to the nonexclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company and the Purchasers irrevocably agree to waive trial by jury in any action, proceeding, claim or counterclaim brought by or on behalf of either party related to or arising out of this Agreement.

SECTION 14. TIME. TIME SHALL BE OF THE ESSENCE IN THE PERFORMANCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

SECTION 16. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 18. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

SECTION 19. Appointment of Designated Purchaser Representative. Each Purchaser by its signature hereto hereby irrevocably appoints Latham & Watkins LLP as the Designated Purchaser Representative under the Escrow Agreement. In addition each Purchaser agrees that:

(a) the Designated Purchaser Representative shall be entitled to rely upon any order, judgment, certification, instruction, notice, opinion or other writing delivered to it without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof, notwithstanding any such order or judgment being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction;

(b) the Designated Purchaser Representative may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions of the Escrow Agreement has been duly authorized to do so;

(c) in the event the Designated Purchaser Representative reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Designated Purchaser Representative under the Escrow Agreement, the Designated Purchaser Representative may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to any Purchaser or other person for refraining from taking such action, unless the Designated Purchaser Representative received written instructions signed by the Purchaser that eliminates such ambiguity or uncertainty to the satisfaction of the Designated Purchaser Representative;

(d) the Designated Purchaser Representative shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, under the Escrow Agreement except in the case of its gross or willful misconduct, and no implied covenants or obligations shall be inferred from the Escrow Agreement against the Designated Purchase Representative.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between the Purchaser and the Company in accordance with its terms.

Very truly yours,

AMERICAN ORIENTAL BIOENGINEERING, INC.

By:	/s/ Tony Liu
Name:	Tony Liu
Title:	Chairman and Chief Executive Officer

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Purchaser:

By:

Print Name:

Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Back office contact:

Aggregate principal amount of Securities allocated to Purchaser:

SCHEDULE A

LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

SUBJECT TO LOCK-UP

Tony Liu

Jun Min

Yanchun “Lily” Li

Li Binsheng

Cosimo J. Patti

Xianmin Wang

Eileen Bridget Brody

Lawrence S. Wizel

Baiqing Zhang

Wilfred Chow

Sch A-1

EXHIBIT A-1

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(a)

(A) The execution, delivery and performance of the Securities Purchase Agreement, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated in the Securities Purchase Agreement do not and will not:

(i) violate or constitute a breach of, or default under any agreement or instrument, known to us, that is governed by United States federal law or the laws of the State of New York and to which the Company or its subsidiaries is a party (except for such violation, breaches, defaults that would not have a Material Adverse Effect);

(ii) violate any applicable United States federal or New York State law, statute, rule, regulation, judgment, order, writ or decree, known to us; or

(iii) require any consent, approval, authorization or order of, or filing with, any court or governmental agency or body under any United States federal or New York State statute, rule or regulation applicable to the Company on or prior to the date hereof that has not been obtained or made.

(B) The documents incorporated by reference in the Private Placement Memorandum (other than the financial statements and supporting schedules and other financial data derived from the financial statements, as to which no opinion need be rendered), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

(C) The information included in the Private Placement Memorandum under the caption “Description of Notes,” to the extent that it constitutes matters of law, summaries of legal matters, documents referred to therein or legal conclusions, has been reviewed by us and fairly summarizes the matters set forth therein in all material respects.

(D) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Private Placement Memorandum.

(E) The Securities are in the form contemplated by the Indenture.

(F) To our knowledge, except as disclosed or incorporated by reference into the Private Placement Memorandum, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or its subsidiaries is a party, or to which the property of the Company or its subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Securities Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Private Placement Memorandum.

(G) The statements set forth in the Private Placement Memorandum under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as they purport to describe provisions of the U.S. federal income tax laws referred to therein, and subject to the limitations, qualifications and assumptions set forth therein and herein, fairly summarize, in all material respects, such laws.

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(H) Assuming the accuracy of the representations and warranties of the Company and the Purchasers in the Securities Purchase Agreement and assuming compliance with the agreements set forth in the Securities Purchase Agreement and the Private Placement Memorandum, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers or in connection with the initial resale of the Securities by the Purchasers to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act, it being understood that no opinion is expressed by us as to any resale of Securities subsequent to the resale thereof by the Purchasers.

(I) The Company is not required, and after giving effect to the issuance and sale of the Securities and the application of the net proceeds therefrom as described in the Private Placement Memorandum will not be required to, register as “investment company” under the 1940 Act.

(J) Assuming due authorization, execution and delivery by the parties thereto, each of the Indenture and the Registration Rights Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

(K) Assuming due authorization, execution and delivery of the Indenture by the parties thereto and when authenticated and issued in accordance with the provisions of the Indenture and paid for by the Purchasers pursuant to the Securities Purchase Agreement, the Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

A-2

EXHIBIT A-2

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(a)

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Nevada, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Private Placement Memorandum and to enter into and perform its obligations under the Securities Purchase Agreement.

(ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Private Placement Memorandum in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Securities Purchase Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities or options referred to in the Private Placement Memorandum); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company under the Nevada Revised Statutes (the “NRS”) or the Company’s amendment and restatement or articles of incorporation (the “Articles of Incorporation”) or, to such counsel’s knowledge, contractual preemptive or similar rights.

(iii) The Securities Purchase Agreement has been duly authorized, executed and delivered by the Company.

(iv) The Indenture has been duly authorized, executed and delivered by the Company.

(v) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

(vi) The issuance of the Securities has been duly authorized by the Company.

(vii) Upon issuance and delivery of the Securities in accordance with the Securities Purchase Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and, as of the Closing Time, reserved for issuance upon such conversion by all necessary corporate action; such shares, when issued upon such conversion and assuming that at the time of such issuance the Company has a sufficient number of authorized and unissued shares of Common Stock available therefor, will be validly issued and will be fully paid and non-assessable.

(viii) The issuance of the shares of Common Stock upon conversion of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company under the NRS, the Articles of Incorporation or, to such counsel’s knowledge, contractual preemptive or similar rights.

(ix) The information included in the Preliminary Private Placement Memorandum and Final Private Placement Memorandum under the caption “Description Of Capital Stock,” to the extent that it constitutes matters of Nevada law, summaries of Nevada legal matters, documents referred to therein or legal conclusions concerning Nevada law, has been reviewed by us and fairly summarizes the matters set forth therein in all material respects.

(x) The information included in the Preliminary Private Placement Memorandum and Final Private Placement Memorandum of Nevada statutes, regulations, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information provided.

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(xi) The execution, delivery and performance of the Securities Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities and the consummation of the transactions contemplated in the Securities Purchase Agreement and in the Private Placement Memorandum (including the use of the proceeds from the sale of the Securities as described in the Private Placement Memorandum under the caption “Use Of Proceeds”) and compliance by the Company with its obligations under the Securities Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both:

(1) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument known to such counsel which is governed by the laws of the State of Nevada and to which the Company is a party;

(2) violate any Nevada statute, rule or regulation, applicable to the Company; or

(3) require any consent, approval, authorization or order of, or filing with, any court or governmental agency or body under any Nevada statute, rule or regulation applicable to the Company on or prior to the date hereof that have not been obtained or made.

A-2

EXHIBIT A-3

FORM OF OPINION OF COMPANY’S PRC COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(a)

Each of American Oriental Bioengineering Limited, Harbin Three Happiness Bioengineering Co. Ltd., Heilongjiang Songhuajiang Pharmaceutical Limited, Heilongjiang Qitai Pharmaceutical Limited, Guangxi Ling Feng Pharmaceutical Company Limited, Guangxi Boke Pharmaceutical Limited, and Changchun Xinan Pharmaceutical Group Company Limited is referred to as a “Chinese Subsidiary” and collectively as the “Chinese Subsidiaries”

Capitalized terms which are undefined herein shall have the meaning ascribed to them in the Securities Purchase Agreement dated July 9, 2008 by and among American Oriental Bioengineering, Inc. and the Purchasers signatory thereto.

(A) Each of the Chinese Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

(B) Each Chinese Subsidiary has full legal right, power and authority (corporate and other) to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Private Placement Memorandum and is duly qualified to transact business in each jurisdiction in which it owns or uses or leases properties, conducts any business or in which such qualification is required. Except as disclosed in the Private Placement Memorandum, each Chinese Subsidiary has all necessary Governmental Licenses with any governmental or regulatory agency or any court in China to own, lease, license and use its properties, assets and conduct its business in the manner described in the Private Placement Memorandum and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Private Placement Memorandum. Except as described in the Private Placement Memorandum, no Chinese Subsidiary has any reason to believe that any Regulatory Agency is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits. Further, each Chinese Subsidiary is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects. Following due inquiry, such counsel has no reason to believe that any National Final Production Standard for the Company’s products, where application for such standard is currently pending, will not be granted or obtained, free from any condition or requirement compliance with which could reasonably be expected to have a Material Adverse Effect on the Company or which the Company could not reasonably be expected to be able to satisfy.

(C) All of the issued and outstanding shares of capital stock of each of the Chinese Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, to such counsel’s knowledge, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. To such counsel’s knowledge, except as described in the Private Placement Memorandum, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Chinese Subsidiaries any shares of the capital stock of the Chinese Subsidiaries.

(D) The application of the net proceeds to be received by the Company from the offering as contemplated by the Private Placement Memorandum, will not contravene any provision of applicable Chinese law, rule or regulation, or the articles of association, other constitutive documents or the business license or other constitutive documents of any Chinese Subsidiary or contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon any Chinese Subsidiary, or any judgment, order or decree of any governmental agency in China.

(E) To the best of such counsel’s knowledge, each Chinese Subsidiary has valid title to all of its properties and assets, in each case, free and clear of all liens, charges, encumbrances, equities, claims, defects, options or restrictions; each lease agreement to which such Chinese Subsidiary is a party is legally executed; except as described in the Private Placement Memorandum, the leasehold interests of each Chinese Subsidiary are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under Chinese law; and, to the best of such counsel’s knowledge, neither the Company nor any Chinese Subsidiary owns, operates, manages or has any other right or interest in any other material real property of any kind, except as described in the Private Placement Memorandum.

(F) To the best of such counsel’s knowledge, there are no outstanding guarantees or contingent payment obligations of any Chinese Subsidiary in respect of indebtedness of third parties except as disclosed in the Private Placement Memorandum.

(G) To the best of such counsel’s knowledge, no Chinese Subsidiary or any of its subsidiaries is in breach or violation of or in default, as the case may be, under (1) its articles of association, business licenses or any other constituent documents, (2) any material obligation, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness governed by Chinese law, (3) any material obligation, license, lease, contract or other agreement or instrument governed by Chinese law to which the Company or any of the subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, except for such breach or violation or default as would not reasonably be expected to have a Material Adverse Effect, or (4) any law, regulation or rule of China, or any decree, judgment or order of any court in China, applicable to the Company or any of the subsidiaries (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness).

(H) Each Chinese Subsidiary owns or otherwise has the legal right to use, or can acquire on reasonable terms, trademarks, service marks and trade names currently employed by it in connection with the business currently operated by it; except as described in the Private Placement Memorandum, to the best of such counsel’s knowledge after due inquiry, no Chinese Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect;

(I) There are no legal, governmental, administrative or arbitrative proceedings before any court of China or before or by any governmental agency pending or, to the best of such counsel’s knowledge, threatened against, or involving the properties or business of, the Company or any Chinese Subsidiary or to which any of the properties of any Chinese Subsidiary is subject which will have a Material Adverse Effect.

(J) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions herein contemplated (including the issuance or sale of the Securities by the Company and the obligation of the Company to issue Common Stock upon the conversion of the Securities, except such as may be required under the Securities Act or state securities laws) will not:

(1)	result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument known to such counsel which is governed by the laws of China and to which any of the Chinese Subsidiaries are a party; or

(2)	require any consent, approval, authorization or order of, or filing with, any court or governmental agency or body under any Chinese statute, rule or regulation applicable to any Chinese Subsidiary on or prior to the date hereof that have not been obtained or made.

(K) Such counsel has advised the Company as to the content of the SAFE Rules and Regulations, in particular the relevant provisions thereof that purport to require offshore special purpose vehicles formed for the purpose of obtaining a stock exchange listing outside of China and controlled directly or indirectly by Chinese companies or natural persons, to obtain the approval of the Chinese Securities Regulatory Commission prior to the listing and trading of their securities on stock exchange located outside of China. The issuance and sale of the Securities, the listing and trading of the Common Stock on the NYSE or the consummation of the transactions contemplated by the Purchase Agreement is not and will not be affected by the SAFE Rules and Regulations or any SAFE Rule and Related Clarifications. As of the date hereof, the SAFE Rules and Related Clarifications did not and do not require the Company to obtain the approval of the Chinese Securities Regulatory Commission prior to the issuance and sale of the Securities, the listing and trading of the Common Stock on the NYSE or the consummation of the transactions contemplated by the Purchase Agreement.

(L) Under Chinese law, there are no reporting obligations on non-Chinese holders of the Securities.

(M) As a matter of Chinese law, no holder of the Securities who is not a Chinese resident will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in China, by virtue only of holding such Securities. There are no limitations under Chinese law on the rights of holders of the Securities who are not Chinese residents to hold, vote or transfer their securities nor any statutory preemptive rights or transfer restrictions applicable to the Securities.

(N) The descriptions in the Private Placement Memorandum of Chinese statutes, regulations, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes, regulations, legal or governmental proceedings or contracts or other documents that would be required to be described in a registration statement under the Securities Act if the offering contemplated in the Agreement was made to the public (or required to be filed under the Exchange Act if upon such filing they would be incorporated in whole or in part in such registration statement by reference therein).

(O) To the best of such counsel’s knowledge after due inquiry, none of the Chinese Subsidiaries possesses any registered intellectual property except as described in the Private Placement Memorandum, and each of the Chinese Subsidiaries possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in the ordinary course of business, and to the best of such counsel’s knowledge, none of the Chinese Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing.

(P) The submission of the Company to the non-exclusive jurisdiction of the New York Courts, the waiver by the Company of any objection to the venue of a proceeding in a New York Court, the waiver and agreement of the Company not to plead an inconvenient forum, and the agreement of the Company that the Purchase Agreement be construed in accordance with and governed by the law of the State of New York will be recognized by Chinese courts; service of process effected in the manner set forth in the Purchase Agreement will be effective to confer jurisdiction over the subsidiaries, assets and property of the Company in China, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in China; and any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Purchase Agreement will be recognized by Chinese courts, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in China.

(Q) The indemnification and contribution provisions set forth in the Purchase Agreement do not contravene the public policy or law of China, and insofar as matters of Chinese law are concerned, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights; the Purchase Agreement is in proper legal form under Chinese law for the enforcement thereof against the Company, subject to compliance with relevant civil procedural requirements; and to ensure the legality, validity, enforceability or admissibility in evidence of the Purchase Agreement, it is not necessary that any such document be filed or recorded with any court or other authority in China or that any stamp or similar tax be paid on or in respect of any such document.

(R) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Company, any of the Chinese Subsidiaries, or any Purchaser to the Chinese government or any political subdivision or taxing authority thereof or therein in connection with (1) the creation, issuance, sale and delivery of the Securities, (2) the sale and delivery by the Company of the Securities to or for the accounts of any Purchaser in the manner contemplated in the Purchase Agreement, (3) the execution, delivery and performance of the Purchase Agreement by the Company, or (4) the sale and delivery by the Purchasers of the Securities in the manner contemplated in the Private Placement Memorandum.

(S) The entry into, and performance or enforcement of the Purchase Agreement in accordance with its terms will not subject any Purchaser to any requirement to be licensed or otherwise qualified to do business in China, nor will any Purchaser be deemed to be resident, domiciled, carrying on business through an establishment or place in China or in breach of any laws or regulations in China by reason of entry into, performance or enforcement of the Purchase Agreement.

(T) Under the laws of China, none of the Company or the Chinese Subsidiaries, or any of their respective properties, assets or revenues, is entitled to any right of immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in China, service of process, attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment.

(U) To the best of such counsel’s knowledge following due inquiry, each of the Company and the Chinese Subsidiaries is currently in compliance with all applicable Chinese laws and regulations, and the issuance, sale and delivery of the Securities by the Company as described in the Private Placement Memorandum will not conflict with or result in a breach or violation of, the provisions of any applicable Chinese laws and the regulations.

Form Opinion of Special Patent Counsel (Chinese Counsel)

(A) Exhibit A hereof accurately reflects the patents, patent applications, trademarks and trademark applications, and copyrights and copyright applications of the Company registered with any foreign agency.

(B) The statements (i) under the Private Placement Memorandum captions “Risk Factors—We may have difficulty defending our intellectual property rights from infringement which may undermine our competitive position;” and (ii) incorporated by reference in the Private Placement Memorandum from the Company’s Form 10-K for the period ended December 31, 2007 under the caption “Business—Intellectual Property” (collectively, the “Intellectual Property Portion”) and any amendment or supplement thereto, insofar as such statements constitute a summary of the Company's Intellectual Property fairly, accurately and completely summarize in all material respects the legal matters, documents and proceedings relating to such Patents, Applications and Chinese patent law described therein.

(C) Such counsel has no knowledge of any facts that the Company lacks any rights to use all Intellectual Property necessary to the conduct of its business as now or proposed to be conducted by the Company as described in the Private Placement Memorandum. Such counsel is not aware of any facts that (i) would preclude the Company from having clear title to the Patents and Applications, or (ii) would lead such counsel to conclude that any of the Patents are invalid or unenforceable or that any patent issued in respect of an Application would be invalid or unenforceable.

(D) Such counsel is not aware that any valid patent is infringed by the activities of the Company described in the Private Placement Memorandum or by the manufacture, use or sale of any product, device, instrument, drug or other material made and used according to the Applications or the Patents.

(E) Such counsel is not aware of any material defects of form in the preparation or filing of the Applications on behalf of the Company. Such counsel is unaware of any facts which would preclude the grant of a patent from each of the Applications. The Applications are being diligently pursued by the Company.

(F) Such counsel knows of no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing or otherwise violating any patents, copyrights, trade secrets, know-how or other proprietary rights of a third party.

(G) Such counsel is not aware of any pending or threatened actions, suits, proceedings or claim by governmental authorities or others challenging the validity or scope of the Applications or the Patents.

(H) Such counsel is not aware of any infringement on the part of any third party of the Patents, Applications, trade secrets, know-how or other proprietary rights of the Company.

(I) Such counsel has no knowledge of any patent rights of others which are or would be infringed by the Company's products or applications of the Company's products referred to in the Private Placement Memorandum.

(J) To such counsel's knowledge, there are no contracts or other documents relating to the Company's Intellectual Property of a character required to be described in the Private Placement Memorandum that are not described as required.

Form of Opinion of Special Regulatory Counsel (Chinese Counsel)

(A) To such counsel’s knowledge, there are no rulemaking or similar proceedings before the SFDA or comparable federal, state, local or foreign government bodies which involve or affect the Company or any of its subsidiaries, which, if the subject of an action unfavorable to the Company or the Subsidiary could involve a prospective Material Adverse Change.

(B) The Company’s business, as currently conducted and as described in the Private Placement Memorandum, does not violate the SFDA or any SFDA rule or regulation, and counsel is not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before the SFDA, in which the Company or any of its officers or directors, in their capacity as such, is or would be the defendant or respondent, except as described in the Private Placement Memorandum, and without an independent inquiry, such counsel is not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before any other federal regulatory authority in which the Company or any of its officers or directors, in their capacity as such, is or would be the defendant or respondent, except as described in the Private Placement Memorandum.

(C) The statements in the Private Placement Memorandum, under the captions “Risk Factors—There could be changes in government regulations toward the pharmaceutical and nutraceutical industries that may adversely affect our business,” “Risk Factors—Our business may be affected by unexpected changes in regulatory requirements in the jurisdictions in which we operate,” “Risk Factors—Our international operations require us to comply with a number of U.S. and international regulations.” “Business—Overview,” “Business—Manufacturing,” “Business—Environmental Matters,” “Business—Regulation of Our Industry” (collectively, the “Regulatory Sections”), insofar as such statements purport to describe or summarize provisions of the rules and regulations promulgated by the SFDA and any other Governmental Authority (collectively, the “Regulatory Laws”) applicable to the Company or its products, are accurate and complete in all material respects and fairly present the information purported to be described therein, and based upon the description of the Company’s business contained in the Private Placement Memorandum, the Regulatory Sections summarize the provisions of the Regulatory Laws that are material to the Company’s business.

(D) To such counsel’s knowledge, the Company has such permits, licenses, approvals, consents, clearances, certificates, supplier numbers and other authorizations (collectively, “Governmental Licenses”) of any federal, state, local or foreign regulatory agencies or bodies or contractors thereof that are necessary and material to conduct their business in the manner described in the Regulatory Sections, subject to such exceptions and qualifications as may be set forth in the Regulatory Sections; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received, and has no reason to believe it will receive, any notice of proceedings relating to the suspension, revocation or modification of any such Governmental Licenses.

EXHIBIT B

FORM OF LOCK-UP

The undersigned, an executive officer or director of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”), understands that the purchasers (“Purchasers”) propose to enter into a Securities Purchase Agreement (the “Purchase Agreement”) with the Company, providing for the offering (the “Offering”), pursuant to private placement exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), of Convertible Senior Notes due 2015 of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In recognition of the benefit that the Offering will confer upon the undersigned as an executive officer or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during a period of 90 days from the date of the Final Private Placement Memorandum (the “Lock-up Period”), the undersigned will not, for the benefit of the Purchasers, without the prior written consent of Merrill Lynch & Co. (“Merrill Lynch”), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise lend or dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch, provided that (1) the Purchasers receive a signed lock-up agreement for the balance of the Lock-up Period from each donee, trustee, distributee, or transferee, as the case may be and (2) any such transfer shall not involve a disposition for value:

(i) as a bona fide gift or gifts; or

(ii) to any trust the beneficiaries of which are exclusively the undersigned or a member of the immediate family of the undersigned, including grandchildren (to the extent consistent with the Securities Act and state securities laws); or

(iii) the transfer of Lock-Up Securities in satisfaction of the exercise of stock options outstanding on the date hereof; or

(iv) bona fide estate or tax planning purposes.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

By:
Name:

B-1